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                            PARENT JOINDER AGREEMENT

     THIS JOINDER AGREEMENT (the "Agreement"), dated as of April 17, 2000, is by and between AMERICAN MEDICAL SYSTEMS, HOLDINGS, INC., a Delaware corporation, (the "Parent"), and BANK OF AMERICA, N. A., in its capacity as Agent under that certain Credit Agreement (as it may be amended, modified, restated or supplemented from time to time, the "Credit Agreement"), dated as of March 24, 2000, by and among AMERICAN MEDICAL SYSTEMS, INC., a Delaware corporation (the "Borrower"), the Guarantors, the Lenders and Bank of America, N. A., as Agent. All of the defined terms in the Credit Agreement are incorporated herein by reference.

     The Credit Parties are required by Section 5.2 of the Credit Agreement to cause the Parent to become a "Guarantor" on or prior to the Initial Funding Date.

     Accordingly, the Parent hereby agrees as follows with the Agent, for the benefit of the Lenders:

     1. The Parent hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Parent will be deemed to be a party to the Credit Agreement and the "Parent" and a "Guarantor" for all purposes of the Credit Agreement, and shall have all of the obligations of the Parent and a Guarantor thereunder as if it had executed the Credit Agreement. The Parent hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Parent and the Guarantors contained in the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the Parent hereby jointly and severally together with the other Guarantors, guarantees to each Lender and the Agent, as provided in Section 4 of the Credit Agreement, the prompt payment and performance of the Credit Party Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof.

     2. The Parent hereby acknowledges, agrees and confirms that it shall execute the Security Agreement on or prior to the Initial Funding Date. The Parent hereby represents and warrants to the Agent that:

          (i) The Parent's chief executive office and chief place of business are (and for the prior four months have been) located at the locations set forth on Schedule 6.20(c) of the Credit Agreement and the Parent keeps its books and records at such locations.

          (ii) The location of all Collateral owned by the Parent is as shown on Schedule 6.20(b) of the Credit Agreement.

          (iii) The Parent's legal name is as shown in this Agreement and the Parent has not in the past four months changed its name, been party to a merger, consolidation or other change in structure or used any tradename except as set forth in Schedule 6(c) to the Security Agreement.


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          (iv)   The patents and trademarks listed on Schedule 6.17 of the
     Credit Agreement constitute all of the registrations and applications for the patents and trademarks owned by the Parent.

     3. The Parent hereby acknowledges, agrees and confirms that it shall execute the Pledge Agreement on or prior to the Initial Funding Date.

     4. The address of the Parent for purposes of all notices and other communications is 10700 Bren Road, Minnetonka, Minnesota 55343-9679, Attention of Greg Melsen (Facsimile No. (612) 930-6167).

     5. The Parent hereby waives acceptance by the Agent and the Lenders of the guaranty by the Parent under Section 4 of the Credit Agreement upon the execution of this Agreement by the Parent.

     6. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

     7. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the Parent has caused this Joinder Agreement to be duly executed by its authorized officers, and the Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

                                 AMERICAN MEDICAL SYSTEMS,
                                 HOLDINGS, INC.


                                 By: /s/ Gregory J. Melsen
                                    ---------------------------------
                                 Name: Gregory J. Melsen
                                      -------------------------------
                                 Title: Vice President-Finance
                                        Treasurer and Chief Financial
                                        Officer
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                                 Acknowledged and accepted:

                                 BANK OF AMERICA, N. A., as Agent

                                 By: /s/ John J. O'Neill
                                    ---------------------------------
                                 Name: John J. O'Neill
                                      -------------------------------
                                 Title: Managing Director
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